                                 EXHIBIT 99.4

                                                  Doc. #DS2.240549.4
                                                  ALS Non-Construction
                                                  12/30/96


                    AFFILIATED PARTY SUBORDINATION AGREEMENT


         THIS AGREEMENT is made as of the 30th day of December, 1996 by and among (I) ALS LEASING, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 (the "Lessee"), (II) ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 (the "Guarantor"); (III) the parties listed on SCHEDULE A attached hereto and made a part hereof (collectively, the "Manager"); and (IV) all other Affiliates (as such term is defined in the "Lease" as hereinafter defined) of the Lessee and/or the Guarantor which hereafter enter into Interaffiliate Agreements (as hereinafter defined) with the Lessee (all of the parties referred to in the foregoing clauses (i), (ii), (iii) and (iv) are hereinafter collectively referred to as the "Affiliated Parties") and (V) MEDITRUST ACQUISITION CORPORATION III, a Delaware corporation, having a principal address at 197 First Avenue, Needham Heights, Massachusetts 02194 (the "Lessor").

                                 1. BACKGROUND

         1.1 LEASE. The Lessor and the Lessee have entered into various Facility Lease Agreements of even date herewith (collectively, the "Leases") relating to those properties listed in EXHIBIT A to the Agreement Regarding Related Lease Transactions (the "Agreement Regarding Related Lease Transactions") by and between the Lessor and the Lessee of even date herewith, each of which properties is more particularly described in the respective Lease for such property (collectively, the "Leased Property").

         1.2 CAPITALIZED TERMS. All capitalized terms used herein and not expressly defined herein shall have the same meanings ascribed to such terms in the Leases.

         1.3 INTERAFFILIATE AGREEMENTS. The Affiliated Parties have entered into or may enter into agreements of any kind or nature, whether written or oral (including, without limitation, management agreements, financing arrangements and shareholder agreements) with the Lessee (such agreements are hereinafter collectively referred to as the "Interaffiliate Agreements").

         1.4  AFFILIATED PARTY DEBT.   All fees, indebtedness, interests,
liabilities, and obligations of the Lessee to any of the Affiliated Parties, whether now existing or hereafter arising, under the Interaffiliate Agreements are hereinafter referred to collectively as the "Affiliated Party Debt". Without limiting the foregoing, the term "Affiliated Party Debt" shall be deemed to include (I) all dividends, distributions and other payments of any kind or nature hereafter made or paid by the Lessee to any of its partners or shareholders except for payroll expenses made in the ordinary course of business, (II) any payment hereafter made by the Lessee in connection with any loan from or to any of the Affiliated Parties and (III) any equity investment hereafter made by the Lessee in any Affiliate or Subsidiary.

         1.5  CONSIDERATION.   In order to induce the Lessor to enter into the
Leases and to enter into or accept the other Lease Documents, and to enable the Affiliated Parties to derive substantial benefits from the consummation of the transactions set forth in the Leases and the other Lease Documents, the Affiliated Parties agree to the terms and provisions of this Agreement.

                               2.  SUBORDINATION


         2.1. SUBORDINATION OF AFFILIATED PARTY DEBT. The payment of any and all of the Affiliated Party Debt is hereby expressly subordinated and made junior to the payment and performance of all of the Obligations to the extent and in the manner set forth herein.

         2.2. PAYMENTS AND RECEIPTS. Until the Lease Obligations shall have been completely paid and performed, the Lessee shall not make, and the Affiliated Parties shall not receive, accept or retain any direct or indirect payment or reduction (whether by way of loan, setoff, declaration of any dividend, distribution of cash or property or otherwise) in respect to the principal of, or premium or interest on, the Affiliated Party Debt, if, on the date such payment would (but for the terms hereof) be payable to and received by any of the Affiliated Parties pursuant to any of the Interaffiliate Agreements (each of which such dates shall be hereinafter referred to as a "Affiliated Party Debt Payment Date"):

                 (I) after giving effect to such payment, the Lessee shall be unable to comply with any of the Lease Obligations;

                 (II) a default or breach of condition continuing beyond all applicable notice and/or grace periods under any of the Lease Documents (hereinafter referred to as a "Lease Default") shall have occurred, shall be continuing and shall not have been specifically waived in writing by the Lessor, whether or not the Lessor has exercised any right or remedy under the Lease Documents with respect thereto or if such a Lease Default shall not be continuing on any Affiliated Party Debt Payment Date, but the Lessor (pursuant to any of the Lease Documents) shall have commenced to exercise any right and remedy under the Lease Documents with respect thereto and such exercise shall not have been specifically rescinded in writing by the Lessor; or

                 (III) an event which with the giving of notice or the passage of time or both shall constitute a Lease Default shall have occurred, shall be continuing and shall not have been specifically waived in writing by the Lessor.

         2.3  BANKRUPTCY AND INSOLVENCY.   In the event of any voluntary or
involuntary insolvency, bankruptcy, receivership, custodianship, readjustment of debt, arrangement, composition, assignment for the benefit of creditors or other similar proceeding relative to the Lessee or any of the Lessee's property, then and in any such event:

                 (I) all of the Obligations shall first be paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect to the Affiliated Party Debt;

                 (II) any payment or distribution of any character, which would otherwise (but for the terms hereof) be payable or deliverable in respect of the Affiliated Party Debt (including, without limitation, any payment or distribution of any other indebtedness of the Lessee being subordinated to the Affiliated Party Debt), shall be paid or delivered directly to the Lessor until all of the Obligations shall have been paid in full, and the Affiliated Parties or any other holders of the

Affiliated Party Debt irrevocably authorize, empower and direct all receivers, custodians, trustees, liquidators, conservators, and others having authority with respect to the Leased Property to effect all such payments and deliveries;

                 (III) upon the written request of the Lessor, the Affiliated Parties shall prove, enforce and endeavor to obtain payment of the aggregate outstanding amount of all unpaid Affiliated Party Debt payments due and payable, or thereafter becoming due and payable from the Lessee to the Affiliated Parties, and shall turn over to the Lessor in precisely the form received, any payment of any kind or character on account of such Affiliated Party Debt for application to the payment of the Obligations. In the event that the Affiliated Parties shall fail to take any such action requested by the Lessor, the Lessor as attorney-in-fact for the Affiliated Parties, with full power of substitution, may take such action on behalf of the Affiliated Parties, but for the use and benefit of the Lessor. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Lease Obligations are fully paid and performed and shall not be affected by any disability or incapacity which any of the Affiliated Parties may suffer and shall survive the same. The power of attorney conferred on the Lessor by the foregoing provisions is provided solely to protect the interests of the Lessor and shall not impose any duty on the Lessor to exercise any such power, and neither the Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct; and

                 (IV) the Affiliated Parties or any other holder of the Affiliated Party Debt shall execute and deliver to the Lessor all such further instruments confirming the authorization referred to in the foregoing clauses
(ii) and (iii), and any powers of attorney specifically confirming the rights of the Lessor arising hereunder, and all such proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be requested by the Lessor in order to enable the Lessor to enforce any and all claims upon or in respect of such Affiliated Party Debt and to collect and give any and all payments or distributions which may be payable or deliverable at any time upon or with respect to such Affiliated Party Debt.

         2.4. APPLICATION OF PAYMENTS. If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities or other property) or any security shall be received by any of the Affiliated Parties in contravention of the terms of this Agreement, and before all of the Obligations shall have been paid and performed in full, such payment, distribution or security shall be held in trust for the benefit of and shall be paid over or delivered and transferred to, the Lessor for application to the payment of all of the Lease Obligations remaining unpaid, until all of the Lease Obligations shall have been paid in full.

         2.5 OBLIGATIONS OF THE LESSEE TO AFFILIATED PARTIES. Except to the extent provided in this Agreement that the Affiliated Party Debt may not be payable, be paid or be retained, nothing contained herein shall impair, as between the Lessee and the Affiliated Parties, the obligations of the Lessee, which are absolute and unconditional, to pay to the Affiliated Parties the Affiliated Party Debt, as and when the same shall become due and payable in accordance with the terms thereof (and retain the same), or prevent the Affiliated Parties, upon default with respect to the Affiliated Party Debt, from exercising all rights, powers, and remedies otherwise provided therein or by applicable law, all subject to the rights of the Lessor hereunder.

                 3.  CONTINUED EFFECTIVENESS OF THIS AGREEMENT.





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

         3.1. CHANGES IN LEASE DOCUMENTS, ETC. The terms and provisions of this Agreement, the subordination effected hereby, the rights of the Lessor, and the obligations of the Affiliated Parties arising hereunder shall not be affected, modified or impaired in any manner or to any extent by:

                 (I) any renewal, replacement, amendment, extension, substitution, revision, consolidation, modification or termination of any of the Lease Documents and/or any of the Related Party Agreements;

                 (II) the validity or enforceability of any such documents referred to in clause (i) above;

                 (III) the release, sale, exchange or surrender, in whole or in part, of Collateral;

                 (IV) any exercise or nonexercise of any right, power or remedy in respect of the Obligations; or

                 (V) any waiver, consent, release, indulgency, extension, renewal, modification, delay or other action, inaction or omission in respect of the Obligations, now existing or hereafter arising, all whether or not the Affiliated Parties shall have had notice or knowledge of any of the foregoing and whether or not they shall have consented thereto.

         3.2. TRANSFEREES. In the event of any sale, assignment, disposition or other transfer of the Affiliated Party Debt, the Affiliated Parties shall cause the transferee thereof to execute and deliver to the Lessor an agreement (substantially identical with this Agreement) providing for the continued subordination of the Affiliated Party Debt to the Obligations as provided herein and for the continued effectiveness of all of the rights of the Lessor arising under this Agreement; provided, however, that notwithstanding the delivery of such an agreement, the Lessor shall not be deemed to have waived its right to consent to any assignment, transfer, amendment or alteration of the Interaffiliate Agreements pursuant to the terms of the Lease Documents.

                         4.  INTERAFFILIATE AGREEMENTS.

         4.1. TERMINATION OF INTERAFFILIATE AGREEMENTS. Notwithstanding anything to the contrary contained in the Interaffiliate Agreements, the Affiliated Parties hereby agree that after the occurrence of any Lease Default, the Lessor may terminate all or any one or more of the Interaffiliate Agreements, upon written notice to the Affiliated Parties, in the event that:

                 (I) the Lessor elects to take possession (directly or through a nominee) of the Leased Property by reason of the exercise of the rights and remedies granted to the Lessor under any of the Lease Documents; or

                 (II) the Lessor elects to terminate any of the Leases pursuant to the terms of any of the Lease Documents.

         In the event of a termination of any one or more of the Interaffiliate Agreements pursuant to the provisions hereof, neither the Lessor nor any such nominee shall have any liabilities or obligations whatsoever with respect to the Affiliated Party Debt or any portion thereof (whether past due or which would have become due and payable if such Interaffiliate Agreements had not been terminated) or any other duties, covenants, agreements or obligations of the Lessee under any of the Interaffiliate Agreements.

         4.2 CHANGES IN INTERAFFILIATE AGREEMENTS, ETC. Each of the Affiliated Parties agrees that it shall not transfer or assign any Interaffiliate Agreement or any interest therein, directly or indirectly, or consent to the transfer or assignment of any Interaffiliate Agreement or any such interest by any party thereto, without the prior written consent of the Lessor, in each instance, which consent shall not be unreasonably withheld; provided, however, that the Lessor's consent shall not be required for any transfer or assignment of any Interaffiliate Agreement to another Affiliate of the Lessee as long as such other Affiliate has executed this Agreement or executes and delivers to the Lessor an agreement substantially identical to this Agreement.

                 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

         The Lessee and the other Affiliated Parties each represent and warrant to, and covenant and agree with the Lessor, that: (I) each Affiliate of the Lessee that is a party to any Interaffiliate Agreement in effect as of the date hereof is a party to this Agreement; (II) a true and correct copy of each written Interaffiliate Agreement entered into after the date hereof shall be provided to the Lessor within ten (10) days after its execution and in the event that any party to any Interaffiliate Agreement (whether written or oral) entered into after the date hereof is not a party to this Agreement as of the date hereof, the Affiliated Parties agree to cause such party to agree to be bound by the terms of this Agreement, pursuant to an instrument in form and substance acceptable to the Lessor, as fully and effectively as if such party constituted one of the Affiliated Parties specifically named herein as of the date hereof; and (III) no written Interaffiliate Agreement shall be amended except by written instrument and a true and correct copy of each instrument which is hereafter entered into amending any Interaffiliate Agreement shall be provided to the Lessor within ten (10) days after its execution.

                              6.  LEASE DOCUMENTS.

         Each of the Affiliated Parties acknowledges that it has received copies of the Lease Documents and hereby agrees to be bound by and to fully comply with the terms and conditions contained therein, as the same may be applicable to the Affiliated Parties (either directly or as a result of the Affiliated Parties' duties, obligations, covenants and agreements under the Interaffiliate Agreements).

                              7.  INDEMNIFICATION.

         The Affiliated Parties shall and hereby jointly and severally agree to indemnify and hold the Lessor harmless from and against all obligations, liabilities, losses, costs, claims, expenses, fines, penalties and damages (including, without limitation, attorneys' fees and expenses and court costs) which the Lessor may reasonably incur (I) by reason of this Agreement and (II) in connection with the Interaffiliate Agreements (including, without limitation, all claims and demands which may be asserted against the Lessor by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in the Interaffiliate Agreements) (the matters described in the foregoing clauses (i) and (ii) are collectively referred to herein as the "Indemnified Losses"). Notwithstanding anything to the contrary contained herein, the Indemnified





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

Losses shall not include any obligations, liabilities, losses, costs, claims, expenses, fines, penalties or damages arising solely as a result of the Lessor's gross negligence or willful misconduct.

         The Affiliated Parties shall defend the Lessor against any claim or litigation involving the Lessor for the same, with counsel approved by the Lessor, and should the Lessor incur any such obligation, liability, loss, cost, expense, fine, penalty or damage, then the Affiliated Parties shall reimburse the Lessor for such amounts upon demand, and upon the failure of the Affiliated Parties so to do, the Lessor, at its option, may declare the Lease Obligations immediately due and payable. Notwithstanding anything to the contrary contained herein, the Lessor shall have the option of conducting its own defense with counsel of its own choice, but at the expense of the Affiliated Parties.

         The foregoing indemnification agreement shall also include all costs reasonably incurred by the Lessor in connection with the enforcement of said indemnification agreement. Any amounts owed to the Lessor under this Section shall be a demand obligation and to the extent permitted under applicable law, shall be added to the Lease Obligations and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.

         The provisions of this Section shall survive the complete payment and performance of the Obligations and the expiration or earlier termination of all of the Leases.

                                 8.  CONFLICT.

         In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of the Interaffiliate Agreements, or any documents executed in connection therewith or the indebtedness evidenced thereby, the provisions of this Agreement shall control and govern.

                                  9.  NOTICE.

         Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

IF TO THE AFFILIATED              c/o Alternative Living Services, Inc.
PARTIES:                          450 North Sunnyslope Road, Suite 300
                                  Brookfield, Wisconsin  53005
                                  Attn:  William F. Lasky, President

WITH A COPY TO:                   Miriam J. Dent, Esq.
                                  Rogers & Hardin
                                  229 Peachtree Street, N.E., 2700 International Tower
                                  Atlanta, Georgia  30303

IF TO THE LESSEE:                 ALS Leasing, Inc.





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

                                  c/o Alternative Living Services, Inc.
                                  450 North Sunnyslope Road, Suite 300
                                  Brookfield, Wisconsin  53005
                                  Attn:  William F. Lasky, President

WITH A COPY TO:                   Miriam J. Dent, Esq.
                                  Rogers & Hardin
                                  229 Peachtree Street, N.E., 2700 International Tower
                                  Atlanta, Georgia  30303

IF TO THE LESSOR:                 Meditrust Acquisition Corporation III
                                  197 First Avenue
                                  Needham Heights, Massachusetts  02194
                                  Attn:  President

WITH COPIES TO:                   Meditrust Mortgage Investments, Inc.
                                  197 First Avenue
                                  Needham Heights, Massachusetts  02194
                                  Attn:  General Counsel

                                  Frank Giso, III, Esq.
                                  Choate, Hall & Stewart
                                  Exchange Place
                                  53 State Street
                                  Boston, Massachusetts 02109

or at such other place as any of the parties hereto may from time to time hereafter designate to the others in writing. Any notice given to any of the Affiliated Parties by the Lessor at any time shall not imply that such notice or any further or similar notice was or is required.

                                 10.  PRIORITY.

         This Agreement is intended to establish relative rights and priorities between the Lessor and the Affiliated Parties.

                              11.  GOVERNING LAW.

         This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         To the maximum extent permitted by applicable law, the Affiliated Parties hereby submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease Documents, the Lessor's relationship with any member of the Leasing Group in connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waive any and all objections they may have as to venue in any of such courts.

                                   12.  TERM.

         This Agreement shall remain in full force and effect so long as the Lease Obligations remain undischarged or unsatisfied in any respect. The Affiliated Parties agree that an affidavit, certificate, letter or statement of any officer, agent or attorney of the Lessor indicating that any part of the Lease Obligations remains outstanding shall be deemed prima facie evidence of the validity, effectiveness and continuing force of this Agreement and any Person may and is hereby authorized to rely thereon. Upon the complete payment and performance of the Lease Obligations, this Agreement shall be deemed terminated without further action and shall thereupon be of no further force or effect.

                            13.  FURTHER ASSURANCES.

         At any time and from time to time, upon request by the Lessor, the Affiliated Parties shall promptly make, execute and deliver, or cause to be made, executed and delivered, to the Lessor and, where appropriate, cause to be recorded and/or filed (and from time to time thereafter to be re-recorded and/or refiled) at such time and in such offices and places as shall be deemed desirable by the Lessor (in its reasonable discretion), any and all such other and further amendments, assignments, instruments of further assurance, certificates and other documents as the Lessor may, in its sole and absolute discretion, deem desirable to (A) enable the Lessor to convey the Leased Property, (B) assign any of the Leases and/or any of the other Lease Documents or any portion of the Lessor's interest in any or all of the same, (C) enable the Lessor to enter into participation agreements with respect to all or any portion of the Obligations or (D) effectuate, complete or perfect, or to continue and preserve the rights and remedies of the Lessor and/or the obligations of any of the Affiliated Parties under this Agreement and/or any of the other Lease Documents, including, without limitation, any document requested in order to preserve the security interests created under the Lease Documents as first priority security interests in the Collateral; provided, however, that no such additional document or other instrument requested by the Lessor hereunder shall increase the Obligations (except as to the costs and expenses reasonably incurred by the Lessor in connection with the items referred to in the foregoing clause (D)), require any of the Affiliated Parties to incur any additional cost or be unduly burdensome to any of the Affiliated Parties. Any failure by the Affiliated Parties to comply with any request pursuant to this Section within twenty (20) days after such request is made by the Lessor, shall be an Event of Default hereunder and upon such Event of Default, the Lessor may make, execute, record, file, re-record and/or refile any and all such amendments, assignments, instruments, certificates, and documents for and in the name of the Affiliated Parties and the Affiliated Parties each hereby appoint the Lessor as their attorney-in-fact, with full power of substitution, to take such actions (on their behalf and in their name) as the Lessor, in its sole and absolute discretion, may deem necessary or desirable to effectuate the intent of this Section. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which any of the Affiliated Parties may suffer and shall survive the same. The power of attorney conferred on the Lessor pursuant to the provisions of this Section is provided solely to protect the interests of the Lessor and shall not impose any duty on the Lessor to exercise any such power, and neither the Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

           14.  SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY.

         The terms and provisions of this Agreement shall be binding on and inure to the benefit of (I) the Affiliated Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns and any Affiliates of the Lessee, now or hereafter existing, and (II) the Lessor, any other Person who may now or hereafter hold any interest in the Leases or any of the other Lease Documents and their respective successors, assigns and participants; provided, however, that, without limiting any of the other provisions of any of the other Lease Documents, in the event that more than fifty percent (50%) of the legal or beneficial interest in an Affiliated Party shall have been sold to a purchaser which is not an Affiliated Party or an Affiliate of an Affiliated Party and such Affiliated Party shall no longer be controlled by an Affiliated Party or an Affiliate of an Affiliated Party, then the obligation of the Lessee and such Affiliate hereunder with respect to Affiliated Party Debt shall cease with respect to Affiliated Party Debt first incurred by such Affiliated Party following such sale. Notwithstanding the foregoing, except as specifically permitted under this Agreement, the Affiliated Parties shall not, individually or together, assign or otherwise transfer this Agreement or any of their respective rights or obligations hereunder without the express written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion. All of the obligations of the Affiliated Parties hereunder shall be joint and several.

                15.  GENERAL PROVISIONS; RULES OF CONSTRUCTION.

         The provisions set forth in Article 23 and Sections 2.2, 16.8 through 16.10, inclusive, 24.2 through 24.10, inclusive, and 24.12 of the Leases are hereby incorporated herein by reference, mutatis, mutandis, and shall be applicable to this Agreement as if set forth in full herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal on the day and year first above written.

WITNESS:                                   AFFILIATED PARTIES:
-------                                    ------------------

                                           ALS LEASING, INC.


                                           By:
---------------------------                   --------------------------------
Name:                                      Thomas E. Komula, Vice President

WITNESS:                                   ALTERNATIVE LIVING SERVICES, INC.
-------



                                           By:
---------------------------                   --------------------------------
Name:                                      Thomas E. Komula, Senior Vice -
                                           President



WITNESS:                                   LESSOR:
-------                                    ------

                                           MEDITRUST ACQUISITION
                                           CORPORATION III


                                           BY:
--------------------------                    ---------------------------------
Name:                                      Name:
                                                Title:

                                   SCHEDULE A

                                LIST OF MANAGERS

         The following parties are collectively defined as the "Manager" and hereby join in this Agreement and consent to the provisions hereof:


WITNESSES:                                 MANAGER:
---------                                  -------

                                           WOVENCARE SYSTEMS, INC.


                                           By:
---------------------------                   ---------------------------------
Name:                                      Thomas E. Komula, Vice President


                                           CLARE BRIDGE OF MONTGOMERY, A
                                           PENNSYLVANIA GENERAL PARTNERSHIP

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., A DELAWARE CORPORATION,
                                                 AS GENERAL PARTNER


                                                 By:
----------------------------                        ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President


                                           BY:   ALS-EAST, INC., A DELAWARE
                                                 CORPORATION, AS GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President


                                           CLARE BRIDGE OF LOWER MAKEFIELD, A
                                           PENNSYLVANIA GENERAL PARTNERSHIP

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., A DELAWARE CORPORATION,
                                                 AS GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President

                                           BY:   ALS-EAST, INC., A DELAWARE
                                                 CORPORATION, AS GENERAL PARTNER


                                                 By:
---------------------------                         --------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President


                                           CCCI / NORTHAMPTON LIMITED
                                           PARTNERSHIP, A PENNSYLVANIA LIMITED
                                           PARTNERSHIP

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., A DELAWARE CORPORATION,
                                                 AS GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President


                                           BY:   ALS-EAST, INC., A DELAWARE
                                                 CORPORATION, AS GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President


                                           HAMILTON HOUSE LIMITED PARTNERSHIP,
                                           A MICHIGAN LIMITED PARTNERSHIP

                                           BY:   ALTERNATIVE LIVING
                                                 SERVICES-MIDWEST, INC., A
                                                 MICHIGAN CORPORATION, AS
                                                 GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., A DELAWARE CORPORATION,
                                                 AS LIMITED PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President


                                           TWELVE/DRAKE LIMITED PARTNERSHIP, A
                                           MICHIGAN LIMITED PARTNERSHIP

                                           BY:   ALTERNATIVE LIVING
                                                 SERVICES-MIDWEST, INC., A
                                                 MICHIGAN CORPORATION, AS
                                                 GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., A DELAWARE CORPORATION,
                                                 AS LIMITED PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President


                                           EISENHOWER/STATE LIMITED
                                           PARTNERSHIP, A MICHIGAN LIMITED
                                           PARTNERSHIP

                                           BY:   ALTERNATIVE LIVING
                                                 SERVICES-MIDWEST, INC., A
                                                 MICHIGAN CORPORATION, AS
                                                 GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., A DELAWARE CORPORATION,
                                                 AS LIMITED PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President

                                           NORTH SCHOENHERR LIMITED
                                           PARTNERSHIP, A MICHIGAN LIMITED
                                           PARTNERSHIP

                                           BY:   ALTERNATIVE LIVING
                                                 SERVICES-MIDWEST, INC., A
                                                 MICHIGAN CORPORATION, AS
                                                 GENERAL PARTNER


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President


                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., A DELAWARE CORPORATION,
                                                 AS LIMITED PARTNER


                                                 By:
---------------------------                         --------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President


                                           ALS/WOVENHEARTS SUSSEX, LLC

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., AS A MEMBER OF THE
                                                 COMPANY


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President


                                           HEARTLAND RETIREMENT
                                           SERVICES-ONALASKA ASSOCIATES, LLC

                                           BY:   HEARTLAND RETIREMENT SERVICES,
                                                 INC., AS A MEMBER OF THE
                                                 COMPANY


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Vice
                                                 President

                                           ALS/WOVENHEARTS BROWN DEER, LLC

                                           BY:   ALTERNATIVE LIVING SERVICES,
                                                 INC., AS A MEMBER OF THE
                                                 COMPANY


                                                 By:
---------------------------                         ---------------------------
Name:                                            Thomas E. Komula, Senior Vice
                                                 President